Exhibit 10.3

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of September 20, 2005, among Caraustar Industries, Inc., a North Carolina corporation (“Caraustar”), and each Subsidiary of Caraustar listed on the signature pages hereto as a “Borrower” (Caraustar and each such Subsidiary, individually, a “Borrower”, and, collectively, “Borrowers”), and each Subsidiary of Caraustar listed on the signature pages hereto as a “Guarantor” (each such Subsidiary, individually, a “Guarantor”, and, collectively, “Guarantors”; Borrowers and Guarantors, collectively, “Obligors”), the Lenders party to this Amendment (the “Lenders”), and Bank of America, N.A., as Agent for the Lenders (the “Agent”).

W I T N E S S E T H :

WHEREAS, Borrowers, Guarantors, the Lenders and the Agent entered into that certain Credit Agreement, dated as of June 24, 2003, pursuant to which the Lenders agreed to make certain loans to Borrowers (as amended, modified, supplemented and restated from time to time, the “Credit Agreement”);

WHEREAS, Borrowers have informed the Agent and Lenders that Standard Gypsum intends to enter into a new credit facility to be led by Toronto Dominion (Texas) LLC, as agent for certain lenders thereunder, pursuant to which such lenders will make loans to Standard Gypsum in an aggregate principal amount not to exceed $56,200,000 (the “Standard Gypsum Credit Facility”);

WHEREAS, Caraustar has been requested to deliver a letter of credit to Toronto Dominion (Texas) LLC in a face amount of up to $29,505,000 as security for Standard Gypsum’s obligations under the Standard Gypsum Credit Facility (the “Standard Gypsum Letter of Credit”);

WHEREAS, the proposed expiration date of the Standard Gypsum Letter of Credit is after the date permitted for Letters of Credit under the Credit Agreement;

WHEREAS, Borrowers have requested that the Agent and Lenders amend the Credit Agreement in order permit the issuance of the Standard Gypsum Letter of Credit; and

WHEREAS, the Agent and Lenders are willing to do so as more fully set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement.

2. The Agent and Lenders agree that, notwithstanding the limitations set forth in Section 1.3(b)(iii) of the Credit Agreement, the Agent shall cause the Standard Gypsum Letter of Credit to be issued as a Letter of Credit under the Credit Agreement provided that (a) in connection therewith, Borrowers comply with all of the conditions, requirements and restrictions applicable under the Credit Agreement to the issuance of Letters of Credit, other than the restrictions set forth in Section 1.3(b)(iii) of the Credit Agreement that no Letter of Credit shall have an expiration date after the 30th day prior to the Stated Termination Date or more than 12 months after the date of issuance, (b) the expiration date of the Standard Gypsum Letter of Credit shall not be later than October 29, 2006, and (c) the face amount of the Standard Gypsum Letter of Credit shall not exceed $29,505,000.

3. The Credit Agreement is amended by deleting Section 1.3(g) and by replacing it with the following:

(g) Supporting Letter of Credit; Cash Collateral. If, notwithstanding the provisions of Section 1.3(b) and Section 10.1, any Letter of Credit or Credit Support is outstanding upon the termination of this Agreement, then upon such termination the Borrowers shall deposit with the Agent, for the ratable benefit of the Agent, the Letter of Credit Issuer and the Lenders, with respect to each Letter of Credit or Credit Support then outstanding, (i) a standby letter of credit (a “Supporting Letter of Credit”) in form and substance satisfactory to the Agent, issued by an issuer satisfactory to the Agent, or (ii) at the Agent’s election, cash collateral (“Cash Collateral”), in either case in an amount equal to 105% of the greatest amount for which such Letter of Credit or such Credit Support may be drawn plus any fees and expenses associated with such Letter of Credit or such Credit Support, under which Supporting Letter of Credit or Cash Collateral the Agent is entitled to draw amounts necessary to reimburse the Agent, the Letter of Credit Issuer and the Lenders for payments to be made by the Agent, the Letter of Credit Issuer and the Lenders under such Letter of Credit or Credit Support and any fees and expenses associated with such Letter of Credit or Credit Support. Any such Cash Collateral shall be subject to a cash collateral agreement in form and substance satisfactory to the Agent. Such Supporting Letter of Credit or Cash Collateral shall be held by the Agent, for the ratable benefit of the Agent, the Letter of Credit Issuer and the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or such Credit Support remaining outstanding.

4. To induce the Agent and Lenders to enter into this Amendment, Borrowers and Guarantors hereby represent and warrant that, as of the date hereof, there exists no Default or Event of Default under the Credit Agreement.

5. Borrowers and Guarantors hereby restate, ratify, and reaffirm each and every representation and warranty heretofore made by each of them under or in connection with the execution and delivery of the Credit Agreement, as modified hereby, and the other Loan Documents, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment, except to the extent that any such representation or warranty relates solely to a prior date.

6. Except as expressly set forth herein, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrowers and Guarantors to the Agent and the Lenders.

7. Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to the Agent.

8. Borrowers and Guarantors agree to take such further action as the Agent shall reasonably request in connection herewith to evidence the agreements herein contained.

9. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

10. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns, and legal representatives and heirs, of the parties hereto.

11. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

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IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

BORROWERS:	CARAUSTAR INDUSTRIES, INC. By: /s/ Ronald J. Domanico Ronald J. Domanico, Senior Vice President

CARAUSTAR CUSTOM PACKAGING GROUP, INC. By: /s/ Ronald J. Domanico Ronald J. Domanico, Vice President

CARAUSTAR RECOVERED FIBER GROUP, INC. By: /s/ Ronald J. Domanico Ronald J. Domanico, Vice President

CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC. By: /s/ Ronald J. Domanico Ronald J. Domanico, Vice President

CARAUSTAR MILL GROUP, INC. By: /s/ Ronald J. Domanico Ronald J. Domanico, Vice President

SPRAGUE PAPERBOARD, INC. By: /s/ Ronald J. Domanico Ronald J. Domanico, Vice President

GUARANTORS:	PBL INC. By: /s/ Ronald J. Domanico Ronald J. Domanico, Vice President

GYPSUM MGC, INC. By: /s/ Ronald J. Domanico Ronald J. Domanico, Vice President

McQUEENEY GYPSUM COMPANY By: /s/ Ronald J. Domanico Ronald J. Domanico, Vice President

CARAUSTAR, G.P.

By: CARAUSTAR INDUSTRIES, INC.,

        general partner

        By:  /s/ Ronald J. Domanico

                Ronald J. Domanico,

                Senior Vice President

By: CARAUSTAR INDUSTRIAL AND

        CONSUMER PRODUCTS GROUP,

        INC., general partner

        By:  /s/ Ronald J. Domanico

                Ronald J. Domanico,

                Vice President

McQUEENEY GYPSUM COMPANY, LLC By: McQUEENEY GYPSUM COMPANY, sole member By: /s/ Ronald J. Domanico Ronald J. Domanico, Vice President

RECCMG, LLC By: CARAUSTAR MILL GROUP, INC., sole member By: /s/ Ronald J. Domanico Ronald J. Domanico, Vice President

FEDERAL TRANSPORT, INC. By: /s/ Ronald J. Domanico Ronald J. Domanico, Vice President

AUSTELL HOLDING COMPANY, LLC By: CARAUSTAR INDUSTRIES, INC., sole member By: /s/ Ronald J. Domanico Ronald J. Domanico, Senior Vice President

CAMDEN PAPERBOARD CORPORATION By: /s/ Ronald J. Domanico Ronald J. Domanico, Vice President

CHICAGO PAPERBOARD CORPORATION By: /s/ Ronald J. Domanico Ronald J. Domanico, Vice President

HALIFAX PAPER BOARD COMPANY, INC. By: /s/ Ronald J. Domanico Ronald J. Domanico, Vice President

CARAUSTAR CUSTOM PACKAGING (MARYLAND), INC. By: /s/ Ronald J. Domanico Ronald J. Domanico, Vice President

PARAGON PLASTICS, INC. By: /s/ Ronald J. Domanico Ronald J. Domanico, Vice President

LENDERS:	BANK OF AMERICA, N.A. By: /s/ Walter T. Shellman Walter T. Shellman, Vice President

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc. By: /s/ Troy A. Oder Name: Troy A. Oder Title: Vice President

THE CIT GROUP/BUSINESS CREDIT, INC. By: /s/ Carl Giordano Name: Carl Giordano Title: Assistant Vice President

AGENT:	BANK OF AMERICA, N.A. By: /s/ Walter T. Shellman Walter T. Shellman, Vice President